Exhibit 10.8(j)

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

This ELEVENTH AMENDMENT TO CREDIT AGREEMENT (the “Eleventh Amendment”) dated March 31, 2010, is by and among LEAF FINANCIAL CORPORATION, a Delaware corporation (“LEAF Financial”), and LEAF FUNDING, INC., a Delaware corporation (“LEAF Funding” and together with LEAF Financial, each individually a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), the various financial institutions and other Persons parties hereto (the “Lenders”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as successor to National City Bank, as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”).

BACKGROUND

A.      Pursuant to that certain Credit Agreement dated July 31, 2006, by and among the Borrowers, the Lenders, and the Agent, as amended by a First Amendment dated August 14, 2006, a Second Amendment dated December 22, 2006, a Third Amendment dated March 14, 2007, a Fourth Amendment dated September 10, 2007, a Fifth Amendment dated September 28, 2007, a Sixth Amendment dated October 18, 2007, a Seventh Amendment dated July 31, 2009, an Eighth Amendment dated September 30, 2009, a Ninth Amendment dated November 30, 2009, and a Tenth Amendment dated January 29, 2010 (as the same may be modified and amended from time to time, including by this Eleventh Amendment, the “Credit Agreement”), the Lenders agreed, inter alia, to extend to the Borrowers a revolving credit facility in the current maximum aggregate principal amount of $100,000,000.

B.      The Borrowers have requested an amendment to the Credit Agreement, to which the Lenders are willing to agree, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Definitions.

(a)      General Rule.  Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

(b)      Additional Definitions.  The following additional definitions shall be added to Article 1 of the Credit Agreement to read in their entirety as follows:

“Commitment Excess” means the amount by which (a) the Aggregate Commitment exceeds (b) the outstanding principal amount of all Loans.

“Eleventh Amendment” means the Eleventh Amendment to this Agreement dated March 31, 2010.

“Existing CP Facility” means any CP Facility entered into prior to the date of the Eleventh Amendment.

“New CP Facility” means any CP Facility entered into on or after the date of the Eleventh Amendment.

(c)      Amended Definition.  The following definition in Article 1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Termination Date” means the earliest of (a) May 15, 2010, and (b) the date on which the Commitments are terminated in full or permanently reduced to zero pursuant to the terms of this Agreement.

2.      Amendment to Section 2.2 of the Credit Agreement.  Paragraph (b) of Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety, to read as follows:

(b)           Mandatory Reductions. To the extent not previously reduced pursuant to paragraph (a) above, to or below the following amount, the Aggregate Commitment shall be automatically and permanently reduced at the time of (i) any borrowing under any New CP Facility, by the amount of the related payment required by Section 8.11(d) hereof, and (ii) the occurrence of any Commitment Excess, by the amount equal to an integral multiple of $500,000 necessary to reduce the Commitment Excess to an amount equal to or less than $25,000,000.

3.      Amendment to Section 3.1 of the Credit Agreement.  Paragraph (c) of Section 3.1 of the Credit Agreement is hereby amended by adding a new subsection (iv) to read as follows:

(iv)           Prepayments upon Sale to LEAF SPE. Immediately upon the receipt by any Borrower of any proceeds of a sale required by Section 8.11 hereof, the Borrowers shall make a mandatory prepayment of the Loans in an amount equal to 100% of such proceeds.

4.      Amendment to Section 8.11 of the Credit Agreement.  Section 8.11 of the Credit Agreement is hereby amended and restated in its entirety, to read as follows:

Section 8.11                      CP Facility Availability.

(a)           LEAF SPEs shall at all times maintain a commitment or commitments for CP Facilities in an aggregate maximum amount not less than two hundred percent (200%) of the Aggregate Commitment.

(b)           If, at any time, any LEAF SPE has any availability under any Existing CP Facility for which any Collateral would be eligible collateral under such Existing CP Facility (any such Collateral is referred to as “Eligible

Collateral”), the Borrowers shall (i) sell to such LEAF SPE, in accordance with its customary procedures, such Eligible Collateral as such LEAF SPE may at such time finance under such Existing CP Facility, and (ii) immediately apply the proceeds of such sale to repay Loans.

(c)           Any New CP Facility will contain eligibility criteria for collateral that are no more restrictive than the eligibility criteria under this Agreement (i.e. any Eligible Contract shall be eligible for financing under any such New CP Facility).

(d)           If, at any time, any LEAF SPE has any availability under any New CP Facility, the Borrowers shall (i) sell to such LEAF SPE, in accordance with its customary procedures, such Collateral as such LEAF SPE may at such time finance under such Existing CP Facility, and (ii) immediately apply the proceeds of such sale to repay Loans.

5.      Representations and Warranties.  Each Borrower hereby represents and warrants to the Agent and each Lender that, as to such Borrower:

(a)      Representations.  each of the representations and warranties of such Borrower contained in the Credit Agreement and/or the other Credit Documents are true, accurate and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent such representation or warranty was made as of a specific date;

(b)      Power and Authority.  (i) such Borrower has the power and authority under the laws of its jurisdiction of organization and under its organizational documents to enter into and perform this Eleventh Amendment and any other documents which the Lenders require such Borrower to deliver hereunder (this Eleventh Amendment and any such additional documents delivered in connection with the Eleventh Amendment are herein referred to as the “Amendment Documents”); and (ii) all actions, corporate or otherwise, necessary or appropriate for the due execution and full performance by the Borrower of this Eleventh Amendment have been adopted and taken and, upon their execution, the Credit Agreement, as amended by this Eleventh Amendment will constitute the valid and binding obligations of the Borrower enforceable in accordance with their respective terms (except as may be limited by applicable insolvency, bankruptcy, moratorium, reorganization, or other similar laws affecting enforceability of creditors’ rights generally and the availability of equitable remedies);

(c)      No Violations of Law or Agreements.  the making and performance of this Eleventh Amendment will not violate any provisions of any law or regulation, federal, state, local, or foreign, or the organizational documents of such Borrower, or result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any agreement or instrument by which such Borrower or its property may be bound;

(d)      No Default.  no Default or Event of Default has occurred and is continuing; and

(e)      No Material Adverse Effect.  no Material Adverse Effect has occurred since September 30, 2008.

6.      Conditions to Effectiveness of Amendment.  This Eleventh Amendment shall be effective upon the Agent’s receipt of the following, each in form and substance reasonably satisfactory to the Lenders:

(a)      Eleventh Amendment.  this Eleventh Amendment, duly executed by the Borrowers and the Lenders;

(b)      Deposit Account Control Agreement.  The Agent, LEAF Asset Management, LLC, a Delaware limited liability company (“LAMI”), and any bank at which LAMI maintains any deposit account, shall have delivered a control agreement with respect to any such deposit accounts;

(c)      Consent and Waivers.  copies of any consents or waivers necessary in order for the Borrowers to comply with or perform any of its covenants, agreements or obligations contained in any agreement, which are required as a result of the Borrowers’ execution of this Eleventh Amendment, if any;

(d)      Extension Fees.  each Lender shall have been paid an extension fee by the Borrowers equal to fifteen basis points (0.15%) of such Lender’s Revolving Loan Commitment as of the date of this Eleventh Amendment;

(e)      Costs and Expenses.  all reasonable costs and expenses of the Agent in connection with the preparation and review of this Eleventh Amendment, including, but not limited to, the reasonable fees, expenses and disbursements of counsel to the Agent; and

(f)      Other Documents and Actions.  such additional agreements, instruments, documents, writings and actions as the Lenders may reasonably request.

7.      No Waiver; Ratification.   The execution, delivery and performance of this Eleventh Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any Credit Document, or constitute a waiver of any provision thereof.  Except as expressly modified hereby, all terms, conditions and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by any Borrower.  Nothing contained herein constitutes an agreement or obligation by the Agent or any Lender to grant any further amendments to any of the Credit Documents.

8.      Acknowledgments.  To induce the Lenders to enter into this Eleventh Amendment, each Borrower acknowledges, agrees, warrants, and represents that:

(a)      Acknowledgment of Obligations; Collateral; Waiver of Claims. (i) the Credit Documents are valid and enforceable against, and all of the terms and conditions of the

Credit Documents are binding on, the Borrowers; (ii) the liens and security interests granted to the Agent by the Borrowers pursuant to the Credit Documents are valid, legal and binding, properly recorded or filed and first priority perfected liens and security interests; and (iii) the Borrowers hereby waive any and all defenses, set-offs and counterclaims which they, whether jointly or severally, may have or claim to have against the Agent or any Lender as of the date hereof; and

(b)      No Waiver of Existing Defaults.  no Default or Event of Default exists immediately before or immediately after giving effect to this Eleventh Amendment.  Nothing in this Eleventh Amendment nor any communication between the Agent, any Lender, any Borrower or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of (i) any Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect; or (ii) any rights or remedies which the Agent or any Lender has against any Borrower under the Credit Agreement or any other Credit Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect.

9.      Binding Effect.  This Eleventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.      Governing Law.  This Eleventh Amendment and all rights and obligations of the parties hereunder shall be governed by and be construed and enforced in accordance with the laws of the internal laws of the Commonwealth of Pennsylvania.

11.      Headings.  The headings of the sections of this Eleventh Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Eleventh Amendment.

12.      Counterparts.  This Eleventh Amendment may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original.

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to Credit Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

LEAF FINANCIAL CORPORATION

By: ________________________________
       Name:
       Title:

LEAF FUNDING, INC.

By: ________________________________
       Name:
       Title:

Borrowers Signature Page
Eleventh Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, assuccessor to National City Bank, as Agent,
Swingline Lender and as a Lender

By: ________________________________
       Name:
       Title:

Agent Signature Page
Eleventh Amendment to Credit Agreement

HSH NORDBANK AG, NEW YORK BRANCH

By: ________________________________
       Name:
       Title:

By: ________________________________
       Name:
       Title:

Lender Signature Page
Eleventh Amendment to Credit Agreement

SOVEREIGN BANK

By: ________________________________
       Name:
       Title:

Lender Signature Page
Eleventh Amendment to Credit Agreement

BANK OF AMERICA, N.A.

By: ________________________________
       Name:
       Title:

Lender Signature Page
Eleventh Amendment to Credit Agreement

TD BANK, N.A.

By: ________________________________
       Name:
       Title:

Lender Signature Page
Eleventh Amendment to Credit Agreement

WELLS FARGO BANK, N.A., successor bymerger to Wachovia Bank, National Association

By: ________________________________
       Name:
       Title:

Lender Signature Page
Eleventh Amendment to Credit Agreement